AVIS BUDGET GROUP, INC.
6 Sylvan Way
Parsippany, New Jersey 07054

December 12, 2016

Mr. Ronald L. Nelson
Executive Chairman
Avis Budget Group, Inc.
6 Sylvan Way
Parsippany, New Jersey 07054

Re.    Amendment No. 2 to Employment Agreement (this “Amendment”)

Dear Ron:

Reference is made to your employment agreement with Avis Budget Group, Inc. (the “Company”) on April 17, 2014 (as amended through the date hereof, the “Agreement”), which provides that the Period of Employment (as defined in the Agreement) shall end on December 31, 2016. The Company now wishes to amend the Agreement to extend the Period of Employment. If the provisions of this Amendment (as set forth below) are acceptable to you, please sign and date one copy of this Amendment in the space provided at the end of this letter and return the same to Jean Sera, Senior Vice President and Corporate Secretary of Avis Budget Group, Inc., for the Company’s records.
AMENDMENT

(I)	Section III of the Agreement shall be amended by deleting the reference to “December 31, 2016” therein and replacing such reference with “December 31, 2017”; and

(II)	Clause (a) of Section IV of the Agreement shall be amended to add the following new clause (iii):
“(iii) Subject to the provisions of Section IV(a)(ii) hereof, for 2017, the Executive’s Base Salary shall be determined by the Committee in its sole discretion; provided such Base Salary shall not be less than $500,000, per annum.

(III)	Clause (e) of Section IV of the Agreement shall be amended in its entirety as follows:

(e)	Long-Term and Other Incentive Awards. During the Period of Employment, the Executive shall be eligible for long-term and other incentive awards as determined by the Committee in its sole discretion.
*    *    *    *    *    *

Except as specifically modified herein, the Agreement will remain in full force and effect in accordance with all of the terms and conditions thereof.
Very truly yours,

AVIS BUDGET GROUP, INC.
By:	/s/ Ned Linnen
Name:	Ned Linnen
Title:	EVP & CHRO

AGREED AND ACCEPTED:

/s/ Ronald L. Nelson
Ronald L. Nelson
Date: December 12, 2016

Signature Page to Amendment to Employment Agreement